FOR IMMEDIATE RELEASE

Group 1 Automotive Reports Third Quarter 2017 Financial Results
Strong Replacement Demand in Texas & Improved Profitability in the U.K. and Brazil Delivers Record Operating Results
HOUSTON, October 26, 2017 - Group 1 Automotive, Inc. (NYSE: GPI), (“Group 1” or the “Company”), an international, Fortune 500 automotive retailer, today reported 2017 third quarter net income of $29.9 million, diluted earnings per common share of $1.43, adjusted net income (a non-GAAP measure) of $46.6 million, and adjusted diluted earnings per common share (a non-GAAP measure) of $2.23.
Third quarter 2017 adjusted net income and diluted earnings per share exclude approximately $16.8 million of net, after-tax adjustments, or $0.80 per share, for non-core items. These adjustments primarily consist of costs directly associated with Hurricane Harvey of approximately $9.0 million after-tax, or $0.44 per share; and, franchise right impairments of $5.9 million after-tax, or $0.28 per share. Reconciliations of non-GAAP financial measures are included in the attached financial tables.
“While the Company's third quarter results were negatively affected by both the non-recurring costs from Hurricane Harvey, as well as business disruption for more than a week across our largest revenue-generating market, strong demand for replacement vehicles in September provided significant financial recovery,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “We expect this recovery to continue for a number of months, as the region continues to rebuild from Hurricane Harvey’s widespread impact. Our overseas businesses were also positive factors in our third quarter results. Although the U.K. new vehicle market declined roughly nine percent in the third quarter, we significantly outperformed the industry with our Same Store new vehicle unit sales rising 2.9 percent. Our used vehicle and F&I businesses were up almost 10 percent driving a total Same Store revenue increase of nine percent on a local currency basis. In Brazil, our operations delivered another quarter of profitability, with gross profit up 19.4 percent on a Same Store constant currency basis, reflecting continued double-digit growth in used, aftersales, and F&I. Our combined performance in all three markets delivered record revenues, gross profit, and adjusted earnings for the quarter.”
Consolidated Results for Third Quarter 2017 (year-over-year comparable basis)
For ease of comparison, we have included constant currency metrics (a non-GAAP measure) both below (shown in parenthesis) and in the financial tables that follow:

▪	Total revenue increased 6.7 percent (increased 6.6 percent) to record $3.0 billion; total gross profit increased 6.1 percent (increased 6.0 percent) to a record $431.4 million.

▪
New vehicle revenues increased 7.7 percent (increased 7.5 percent) on a 6.0 percent increase in unit sales. New vehicle gross profit increased 9.8 percent (increased 9.6 percent) to a record $88.3 million. U.S. new vehicle margins were up 6.1 percent, or $108 per unit, to $1,891.

▪
Retail used vehicle revenues increased 5.8 percent (increased 5.7 percent) on a 4.1 percent increase in unit sales. Retail used vehicle gross profit increased 2.5 percent (increased 2.5 percent) to $47.1 million as the unit sales increase was partially offset by a slight margin decrease of 1.4 percent (decreased 1.5 percent), or $20 per unit, to $1,372.

▪
Parts and service gross profit increased 6.8 percent (increased 6.7 percent) on revenue growth of 7.4 percent (increased 7.3 percent). Same Store parts and service gross profit increased 4.5 percent (increased 4.4 percent) on revenue growth of 5.1 percent (increased 5.0 percent). U.S. Same Store parts and service revenue increased 4.7 percent.

1

▪
Finance and Insurance (F&I) gross profit per retail unit (PRU) decreased 2.9 percent (decreased 3.0 percent) to $1,343 per retail unit. Adjusted F&I gross profit PRU (a non-GAAP measure) increased 2.8 percent (increased 2.8 percent) to $1,422, reflecting increases in all three regions.

▪
Selling, General and Administrative (SG&A) expenses as a percent of gross profit increased 260 basis points to 76.1 percent. Adjusted SG&A expenses as a percent of gross profit (a non-GAAP measure) decreased 80 basis points to 72.8 percent.

Segment Results for Third Quarter 2017 (year-over-year comparable basis)

▪	United States:
The Company’s U.S. operations accounted for 76.4 percent of total revenues and 82.0 percent of total gross profit. On a Same Store basis, U.S. revenues were $2.3 billion, an increase of 1.5 percent. Adjusted U.S. revenue (a non-GAAP measure) increased 1.8 percent, reflecting 3.6 percent growth in new vehicles and a 4.7 percent increase in aftersales revenue. The aftersales growth came in spite of losing more than a week of operations in the key markets of Houston/Beaumont, Miami, and portions of the Gulf Coast. Total U.S. Same Store gross profit grew 2.1 percent. Adjusted total U.S. Same Store gross profit (a non-GAAP measure) increased 4.0 percent.

▪	United Kingdom:
The Company’s U.K. operations accounted for 19.6 percent of total revenues and 14.7 percent of total gross profit. On a Same Store basis, new vehicle unit sales increased 2.9 percent, which outperformed the U.K.’s new vehicle industry decline of 8.9 percent. Total Same Store revenue grew 8.8 percent and total Same Store gross profit grew 8.6 percent, both on a constant currency basis. This gross profit growth was driven by a 22.2 percent increase in total used vehicle gross profit, a 10.6 percent increase in aftersales gross profit, a 9.8 percent increase in F&I gross profit, and a slight increase of 0.5 percent in new vehicle gross profit, all on a constant currency basis.

▪	Brazil:
The Company’s Brazilian operations were profitable again this quarter and accounted for 4.0 percent of total revenues and 3.3 percent of total gross profit. Total Same Store revenue grew 14.0 percent (increased 11.2 percent) and total Same Store gross profit increased 22.4 percent (increased 19.4 percent), reflecting strong growth in Same Store total used vehicles gross profit of 27.7 percent (increased 24.5 percent) and a 30.9 percent increase (increased 27.8 percent) in Same Store aftersales gross profit. In addition, Same Store F&I gross profit PRU increased 30.6 percent (increased 27.4 percent). Same Store SG&A as a percentage of gross profit improved 1160 basis points (930 basis points on an adjusted basis) to 89.8 percent.
Corporate Development
As previously announced in July 2017, the Company acquired the Beadles Group Ltd in the U.K., which expanded the dealership footprint in the region to 43 stores, with expected annual revenues of $330 million. Also in July 2017, as previously announced, the Company acquired its first Jaguar and Land Rover dealerships in the U.S., which are located in Albuquerque and Santa Fe, New Mexico, and have projected annualized revenues of $40 million. Additionally, as previously announced in August 2017, the Company acquired Audi Forth Worth in Texas, which has an expected annualized revenue of $55 million. In October 2017, the Company closed a SEAT brand sales operation in Watford, England, which generated approximately $10 million in trailing-twelve-month revenues.
Year-to-date 2017, the Company has acquired 17 dealerships, which are expected to generate an estimated $490 million in annualized revenues, and the Company has disposed of three dealerships, which generated approximately $35 million in trailing-twelve-month revenues.
Share Repurchase Authorization
During the third quarter 2017, the Company repurchased approximately 20,000 shares at an average price per common share of $53.46 for a total of $1.1 million. Year to date, we have spent $40.1 million to repurchase approximately 650 thousand shares at an average price per common share of $61.75. These repurchases represent

2

three percent of the total outstanding common shares at the beginning of 2017. As of September 30, 2017, $49.6 million remains available under the Company's current common stock share repurchase authorization, which was reset in May 2017.
Purchases may be made from time to time in the open market or in privately negotiated transactions, based on market conditions, legal requirements and other corporate considerations and subject to Board approval and covenant restrictions.
Third Quarter 2017 Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 1 p.m. ET to discuss the third quarter financial results and the Company’s outlook and strategy.
The conference call will be simulcast live on the Internet at www.group1auto.com. Click on ‘Investor Relations’ and then ‘Events’ or through this link: www.group1corp.com/events. A webcast replay will be available for 30 days.
The conference call will also be available live by dialing in 15 minutes prior to the start of the call at:
Domestic:     1-888-317-6003
International:     1-412-317-6061
Conference ID:    7378333
A telephonic replay will be available following the call through November 1, 2017 by dialing:
Domestic:     1-877-344-7529
International:     1-412-317-0088
Replay ID:    10113415
About Group 1 Automotive, Inc.
Group 1 owns and operates 173 automotive dealerships, 227 franchises, and 47 collision centers in the United States, the United Kingdom and Brazil that offer 32 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Investors please visit www.group1corp.com, www.group1auto.com, www.group1collision.com, www.facebook.com/group1auto, and www.twitter.com/group1auto, where Group 1 discloses additional information about the Company, its business, and its results of operations.
FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

3

NON-GAAP FINANCIAL MEASURES
In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time our management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering alternative financial measures not prepared in accordance with GAAP. This includes evaluating measures such as adjusted selling, general and administrative expenses, adjusted net income and adjusted diluted earnings per share. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. We caution investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In our evaluation of results from time to time, we exclude items that do not arise directly from core operations, such as non-cash asset impairment charges, gains and losses on dealership franchise or real estate transactions, and catastrophic weather events such as hail storms, hurricanes, and snow storms. Because these non-core charges and gains materially affect the Company's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items.
In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Our management also uses these adjusted measures in conjunction with U.S. GAAP financial measures to assess our business, including communication with our Board of Directors, investors and industry analysts concerning financial performance. We disclose these non-GAAP measures, and the related reconciliations, because we believe investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance. The exclusion of certain expenses in the calculation of non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. We anticipate excluding these expenses in the future presentation of our non-GAAP financial measures.
In addition, we evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our underlying business and results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period reported results for entities reporting in currencies other than United States dollars using comparative period exchange rates rather than the actual exchange rates in effect during the respective periods. The constant currency performance measures should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP.
SOURCE: Group 1 Automotive, Inc.

Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com

Media contacts:
Pete DeLongchamps
V.P. Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

4

Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended September 30,
	2017	2016	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,710,241	$1,587,952	7.7
Used vehicle retail sales	743,038	702,620	5.8
Used vehicle wholesale sales	104,827	104,218	0.6
Parts and service	343,193	319,676	7.4
Finance, insurance and other, net	110,993	108,710	2.1
Total revenues	3,012,292	2,823,176	6.7
COST OF SALES:
New vehicle retail sales	1,621,909	1,507,517	7.6
Used vehicle retail sales	695,915	656,652	6.0
Used vehicle wholesale sales	105,012	106,077	(1.0)
Parts and service	158,036	146,262	8.0
Total cost of sales	2,580,872	2,416,508	6.8
GROSS PROFIT	431,420	406,668	6.1
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	328,327	299,006	9.8
DEPRECIATION AND AMORTIZATION EXPENSE	15,059	12,891	16.8
ASSET IMPAIRMENTS	9,526	10,855	(12.2)
OPERATING INCOME	78,508	83,916	(6.4)
OTHER EXPENSE:
Floorplan interest expense	(13,491)	(11,135)	21.2
Other interest expense, net	(17,874)	(17,094)	4.6
INCOME BEFORE INCOME TAXES	47,143	55,687	(15.3)
PROVISION FOR INCOME TAXES	(17,262)	(20,321)	(15.1)
NET INCOME	$29,881	$35,366	(15.5)
Less: Earnings allocated to participating securities	$1,023	$1,426	(28.3)
Earnings available to diluted common shares	$28,858	$33,940	(15.0)
DILUTED EARNINGS PER SHARE	$1.43	$1.65	(13.3)
Weighted average dilutive common shares outstanding	20,225	20,578	(1.7)
Weighted average participating securities	724	872	(17.0)
Total weighted average shares outstanding	20,949	21,450	(2.3)

	Nine Months Ended September 30,
	2017	2016	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$4,496,222	$4,538,562	(0.9)
Used vehicle retail sales	2,089,914	2,106,569	(0.8)
Used vehicle wholesale sales	308,361	302,089	2.1
Parts and service	994,522	950,341	4.6
Finance, insurance and other, net	314,297	316,419	(0.7)
Total revenues	8,203,316	8,213,980	(0.1)
COST OF SALES:
New vehicle retail sales	4,263,752	4,305,252	(1.0)
Used vehicle retail sales	1,952,873	1,963,136	(0.5)
Used vehicle wholesale sales	308,713	302,551	2.0
Parts and service	458,144	437,153	4.8
Total cost of sales	6,983,482	7,008,092	(0.4)
GROSS PROFIT	1,219,834	1,205,888	1.2
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	916,674	891,692	2.8
DEPRECIATION AND AMORTIZATION EXPENSE	42,758	38,067	12.3
ASSET IMPAIRMENTS	9,526	12,812	(25.6)
OPERATING INCOME	250,876	263,317	(4.7)
OTHER EXPENSE:
Floorplan interest expense	(38,659)	(33,737)	14.6
Other interest expense, net	(52,188)	(50,729)	2.9
INCOME BEFORE INCOME TAXES	160,029	178,851	(10.5)
PROVISION FOR INCOME TAXES	(57,076)	(62,614)	(8.8)
NET INCOME	$102,953	$116,237	(11.4)
Less: Earnings allocated to participating securities	$3,659	$4,651	(21.3)
Earnings available to diluted common shares	$99,294	$111,586	(11.0)
DILUTED EARNINGS PER SHARE	$4.85	$5.22	(7.1)
Weighted average dilutive common shares outstanding	20,480	21,364	(4.1)
Weighted average participating securities	767	895	(14.3)
Total weighted average shares outstanding	21,247	22,259	(4.5)

Group 1 Automotive, Inc.
Consolidated Balance Sheets
(Unaudited)
(Dollars in thousands)
	September 30, 2017	December 31, 2016	% Increase/(Decrease)
ASSETS:
CURRENT ASSETS:
Cash and cash equivalents	$66,883	$20,992	218.6
Contracts in transit and vehicle receivables, net	288,200	269,508	6.9
Accounts and notes receivable, net	187,672	173,364	8.3
Inventories, net	1,651,789	1,651,815	—
Prepaid expenses and other current assets	38,111	34,908	9.2
Total current assets	2,232,655	2,150,587	3.8
PROPERTY AND EQUIPMENT, net	1,269,397	1,125,883	12.7
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	1,208,344	1,161,639	4.0
OTHER ASSETS	20,598	23,794	(13.4)
Total assets	$4,730,994	$4,461,903	6.0

LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
Floorplan notes payable - credit facility and other	$1,077,287	$1,136,654	(5.2)
Offset account related to floorplan notes payable - credit facility	(46,248)	(59,626)	(22.4)
Floorplan notes payable - manufacturer affiliates	399,804	392,661	1.8
Offset account related to floorplan notes payable - manufacturer affiliates	(22,000)	(25,500)	(13.7)
Current maturities of long-term debt and short-term financing	80,996	72,419	11.8
Current liabilities from interest rate risk management activities	823	3,941	(79.1)
Accounts payable	436,851	356,099	22.7
Accrued expenses	208,770	176,469	18.3
Total current liabilities	2,136,283	2,053,117	4.1
5.00% SENIOR NOTES (principal of $550,000 at September 30, 2017 and December 31, 2016, respectively)	541,658	540,465	0.2
5.25% SENIOR NOTES (principal of $300,000 at September 30, 2017 and December 31, 2016, respectively)	296,009	295,591	0.1
ACQUISITION LINE	33,508	—	100.0
REAL ESTATE RELATED AND OTHER LONG-TERM DEBT, net of current maturities	373,466	333,326	12.0
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	48,048	43,427	10.6
DEFERRED INCOME TAXES	181,244	161,502	12.2
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	16,157	20,470	(21.1)
OTHER LIABILITIES	93,474	83,805	11.5
STOCKHOLDERS' EQUITY:
Common stock	255	257	(0.8)
Additional paid-in capital	288,970	290,899	(0.7)
Retained earnings	1,141,066	1,053,301	8.3
Accumulated other comprehensive loss	(126,415)	(146,944)	(14.0)
Treasury stock	(292,729)	(267,313)	9.5
Total stockholders' equity	1,011,147	930,200	8.7
Total liabilities and stockholders' equity	$4,730,994	$4,461,903	6.0

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2017 (%)	2016 (%)	2017 (%)	2016 (%)
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
United States	Texas	37.8	36.2	36.5	36.4
	California	7.0	9.4	7.6	9.3
	Oklahoma	5.7	6.6	6.2	6.9
	Massachusetts	4.8	5.0	4.7	4.9
	Georgia	4.4	4.6	4.6	4.2
	Florida	2.4	2.5	2.5	2.5
	New Hampshire	1.9	2.0	2.0	1.9
	Louisiana	1.9	2.2	2.0	2.1
	New Jersey	1.7	1.7	1.7	1.6
	Kansas	1.5	1.6	1.6	1.8
	South Carolina	1.3	1.3	1.3	1.4
	Mississippi	1.2	1.5	1.3	1.5
	Alabama	0.9	1.0	1.0	0.9
	Maryland	0.3	0.5	0.4	0.5
	New Mexico	0.1	—	—	—
		72.9	76.1	73.4	75.9

International	United Kingdom	22.6	18.6	21.8	18.2
	Brazil	4.5	5.3	4.8	5.9
		100.0	100.0	100.0	100.0

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		26.7	25.3	25.3	24.7
Volkswagen/Audi/Porsche		13.9	11.3	13.0	10.9
BMW/MINI		11.5	13.2	12.8	13.3
Ford/Lincoln		10.6	10.8	11.5	11.1
Honda/Acura		9.0	9.9	9.2	10.2
Nissan		7.0	7.0	7.5	7.0
Chevrolet/GMC/Buick/Cadillac		6.1	7.3	6.2	7.6
Hyundai/Kia		4.2	4.3	4.0	4.4
Chrysler/Dodge/Jeep/RAM		3.9	4.1	3.9	4.1
Mercedes-Benz/smart/Sprinter		3.4	4.2	3.8	4.1
Other		3.7	2.6	2.8	2.6
		100.0	100.0	100.0	100.0

Group 1 Automotive, Inc.
Additional Information - U.S.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2017	2016	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,296,267	$1,254,421	3.3
Used vehicle retail sales	562,031	575,551	(2.3)
Used vehicle wholesale sales	63,363	74,821	(15.3)
Total used	625,394	650,372	(3.8)
Parts and service	283,915	271,635	4.5
Finance, insurance and other, net	96,383	98,295	(1.9)
Total	$2,301,959	$2,274,723	1.2
GROSS MARGIN %:
New vehicle retail sales	5.1	4.9
Used vehicle retail sales	6.8	6.8
Used vehicle wholesale sales	(0.1)	(2.0)
Total used	6.1	5.8
Parts and service	53.8	54.8
Finance, insurance and other, net	100.0	100.0
Total	15.4	15.2
GROSS PROFIT:
New vehicle retail sales	$66,622	$61,886	7.7
Used vehicle retail sales	37,962	39,193	(3.1)
Used vehicle wholesale sales	(54)	(1,514)	96.4
Total used	37,908	37,679	0.6
Parts and service	152,654	148,866	2.5
Finance, insurance and other, net	96,383	98,295	(1.9)
Total	$353,567	$346,726	2.0
UNITS SOLD:
Retail new vehicles sold	35,233	34,700	1.5
Retail used vehicles sold	26,304	27,201	(3.3)
Wholesale used vehicles sold	9,786	11,005	(11.1)
Total used	36,090	38,206	(5.5)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$36,791	$36,150	1.8
Used vehicle retail	$21,367	$21,159	1.0
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,891	$1,783	6.1
Used vehicle retail sales	1,443	1,441	0.1
Used vehicle wholesale sales	(6)	(138)	95.7
Total used	1,050	986	6.5
Finance, insurance and other, net (per retail unit)	$1,566	$1,588	(1.4)
OTHER:
Adjusted Finance, insurance and other revenue, net (1) (2)	$102,933	$98,295	4.7
Adjusted Total revenue (1)	$2,308,509	$2,274,723	1.5
Adjusted Total gross profit (1)	$360,117	$346,726	3.9
Adjusted Total gross margin (1)	15.6	15.2
Adjusted Finance, insurance and other, net (per retail unit) (1)	$1,673	$1,588	5.4
SG&A expenses	$261,787	$246,501	6.2
Adjusted SG&A expenses (1)	$252,120	$247,227	2.0
SG&A as % revenues	11.4	10.8
Adjusted SG&A as % revenues (1)	11.0	10.9
SG&A as % gross profit	74.0	71.1
Adjusted SG&A as % gross profit (1)	70.0	71.3
Operating margin %	3.0	3.4
Adjusted operating margin % (1)	4.1	3.9
Pretax margin %	1.8	2.3
Adjusted pretax margin % (1)	2.9	2.8
INTEREST EXPENSE:
Floorplan interest expense	$(12,014)	$(9,979)	20.4
Floorplan assistance	13,295	12,824	3.7
Net floorplan income	$1,281	$2,845	(55.0)
Other interest expense, net	$(16,727)	$(15,710)	6.5

	Nine Months Ended September 30,
	2017	2016	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$3,458,287	$3,558,127	(2.8)
Used vehicle retail sales	1,620,171	1,709,595	(5.2)
Used vehicle wholesale sales	200,384	205,755	(2.6)
Total used	1,820,555	1,915,350	(4.9)
Parts and service	837,772	805,618	4.0
Finance, insurance and other, net	276,754	284,644	(2.8)
Total	$6,393,368	$6,563,739	(2.6)
GROSS MARGIN %:
New vehicle retail sales	5.1	5.0
Used vehicle retail sales	6.9	7.2
Used vehicle wholesale sales	(0.1)	(0.3)
Total used	6.2	6.4
Parts and service	53.8	54.6
Finance, insurance and other, net	100.0	100.0
Total	15.9	15.6
GROSS PROFIT:
New vehicle retail sales	$174,831	$177,674	(1.6)
Used vehicle retail sales	112,598	122,832	(8.3)
Used vehicle wholesale sales	(170)	(643)	73.6
Total used	112,428	122,189	(8.0)
Parts and service	450,623	439,526	2.5
Finance, insurance and other, net	276,754	284,644	(2.8)
Total	$1,014,636	$1,024,033	(0.9)
UNITS SOLD:
Retail new vehicles sold	93,533	98,692	(5.2)
Retail used vehicles sold	76,435	80,888	(5.5)
Wholesale used vehicles sold	29,468	30,894	(4.6)
Total used	105,903	111,782	(5.3)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$36,974	$36,053	2.6
Used vehicle retail	$21,197	$21,135	0.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,869	$1,800	3.8
Used vehicle retail sales	1,473	1,519	(3.0)
Used vehicle wholesale sales	(6)	(21)	71.4
Total used	1,062	1,093	(2.8)
Finance, insurance and other, net (per retail unit)	$1,628	$1,585	2.7

OTHER:
Adjusted Finance, insurance and other revenue, net (1) (2)	$283,304	$284,644	(0.5)
Adjusted Total revenue (1)	$6,399,918	$6,563,739	(2.6)
Adjusted Total gross profit (1)	$1,021,186	$1,024,033	(0.3)
Adjusted Total gross margin (1)	16.0	15.6
Adjusted Finance, insurance and other, net (per retail unit) (1)	$1,667	$1,585	5.2
SG&A expenses	$741,904	$737,730	0.6
Adjusted SG&A expenses (1)	$733,427	$733,683	—
SG&A as % revenues	11.6	11.2
Adjusted SG&A as % revenues (1)	11.5	11.2
SG&A as % gross profit	73.1	72.0
Adjusted SG&A as % gross profit (1)	71.8	71.6
Operating margin %	3.6	3.7
Adjusted operating margin % (1)	3.9	3.9
Pretax margin %	2.2	2.5
Adjusted pretax margin % (1)	2.6	2.8

INTEREST EXPENSE:
Floorplan interest expense	$(34,954)	$(30,428)	14.9
Floorplan assistance	35,031	36,176	(3.2)
Net floorplan income	$77	$5,748	(98.7)
Other interest expense, net	$(49,571)	$(46,581)	6.4
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.
(2) Finance, insurance and other revenue represents fees earned for the financing of vehicle sales transactions and from the sale of insurance and vehicle service contracts. Such amounts are reported net of estimated amounts to be charged back in the future. As a result, finance, insurance and other revenue and gross profit are the same.

Group 1 Automotive, Inc.
Additional Information - U.K.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2017	2016	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$334,772	$256,143	30.7	30.3
Used vehicle retail sales	158,076	106,856	47.9	48.3
Used vehicle wholesale sales	38,647	28,586	35.2	35.5
Total used	196,723	135,442	45.2	45.6
Parts and service	46,783	35,682	31.1	31.5
Finance, insurance and other, net	12,448	8,708	42.9	42.8
Total	$590,726	$435,975	35.5	35.4
GROSS MARGIN %:
New vehicle retail sales	5.1	5.5
Used vehicle retail sales	4.7	4.9
Used vehicle wholesale sales	(0.9)	(1.4)
Total used	3.6	3.6
Parts and service	57.3	55.7
Finance, insurance and other, net	100.0	100.0
Total	10.8	10.9
GROSS PROFIT:
New vehicle retail sales	$17,205	$14,031	22.6	21.9
Used vehicle retail sales	7,471	5,265	41.9	42.3
Used vehicle wholesale sales	(347)	(404)	14.1	11.7
Total used	7,124	4,861	46.6	46.8
Parts and service	26,823	19,892	34.8	35.2
Finance, insurance and other, net	12,448	8,708	42.9	42.8
Total	$63,600	$47,492	33.9	33.8
UNITS SOLD:
Retail new vehicles sold	10,909	8,468	28.8
Retail used vehicles sold	7,011	4,800	46.1
Wholesale used vehicles sold	4,939	3,689	33.9
Total used	11,950	8,489	40.8
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$30,688	$30,248	1.5	1.2
Used vehicle retail	$22,547	$22,262	1.3	1.5
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,577	$1,657	(4.8)	(5.4)
Used vehicle retail sales	1,066	1,097	(2.8)	(2.6)
Used vehicle wholesale sales	(70)	(110)	36.4	34.1
Total used	596	573	4.0	4.3
Finance, insurance and other, net (per retail unit)	$695	$656	5.9	5.7
OTHER:
SG&A expenses	$53,395	$39,609	34.8	35.2
SG&A as % revenues	9.0	9.1
SG&A as % gross profit	84.0	83.4
Operating margin %	1.3	1.4
Pretax margin %	0.9	0.9
INTEREST EXPENSE:
Floorplan interest expense	$(1,336)	$(1,083)	23.4	23.5
Floorplan assistance	265	154	72.1	72.3
Net floorplan expense	$(1,071)	$(929)	15.3	15.4
Other interest expense, net	$(1,121)	$(1,299)	(13.7)	(13.6)

	Nine Months Ended September 30,
	2017	2016	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$824,827	$764,707	7.9	17.1
Used vehicle retail sales	401,851	339,800	18.3	28.8
Used vehicle wholesale sales	99,604	93,985	6.0	15.6
Total used	501,455	433,785	15.6	26.0
Parts and service	120,614	110,180	9.5	19.2
Finance, insurance and other, net	31,260	26,991	15.8	25.8
Total	$1,478,156	$1,335,663	10.7	20.3
GROSS MARGIN %:
New vehicle retail sales	5.5	5.7
Used vehicle retail sales	4.9	5.1
Used vehicle wholesale sales	(0.9)	0.1
Total used	3.7	4.0
Parts and service	57.6	55.2
Finance, insurance and other, net	100.0	100.0
Total	11.2	11.1
GROSS PROFIT:
New vehicle retail sales	$45,350	$43,347	4.6	13.6
Used vehicle retail sales	19,579	17,329	13.0	23.3
Used vehicle wholesale sales	(851)	54	(1,675.9)	(5,004.1)
Total used	18,728	17,383	7.7	7.6
Parts and service	69,488	60,845	14.2	24.3
Finance, insurance and other, net	31,260	26,991	15.8	25.8
Total	$164,826	$148,566	10.9	20.7
UNITS SOLD:
Retail new vehicles sold	27,821	23,694	17.4
Retail used vehicles sold	18,435	14,401	28.0
Wholesale used vehicles sold	13,245	11,328	16.9
Total used	31,680	25,729	23.1
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$29,648	$32,274	(8.1)	(0.3)
Used vehicle retail	$21,798	$23,596	(7.6)	0.6
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,630	$1,829	(10.9)	(3.3)
Used vehicle retail sales	1,062	1,203	(11.7)	(3.7)
Used vehicle wholesale sales	(64)	5	(1,380.0)	(4,294.3)
Total used	591	676	(12.6)	(12.6)
Finance, insurance and other, net (per retail unit)	$676	$709	(4.7)	3.6
OTHER:
SG&A expenses	$137,475	$119,154	15.4	25.5
Adjusted SG&A expenses (1)	$137,187	$118,593	15.7	25.9
SG&A as % revenues	9.3	8.9
Adjusted SG&A as % revenues (1)	9.3	8.9
SG&A as % gross profit	83.4	80.2
Adjusted SG&A as % gross profit (1)	83.2	79.8
Operating margin %	1.5	1.8
Adjusted operating margin % (1)	1.5	1.9
Pretax margin %	1.1	1.3
Adjusted pretax margin % (1)	1.1	1.3
INTEREST EXPENSE:
Floorplan interest expense	$(3,423)	$(3,137)	9.1	18.5
Floorplan assistance	714	643	11.0	22.1
Net floorplan expense	$(2,709)	$(2,494)	8.6	17.6
Other interest expense, net	$(2,386)	$(3,966)	(39.8)	(34.7)
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Brazil
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2017	2016	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$79,202	$77,388	2.3	(0.2)
Used vehicle retail sales	22,931	20,213	13.4	10.6
Used vehicle wholesale sales	2,817	811	247.3	239.0
Total used	25,748	21,024	22.5	19.4
Parts and service	12,495	12,359	1.1	(1.4)
Finance, insurance and other, net	2,162	1,707	26.7	23.5
Total	$119,607	$112,478	6.3	3.7
GROSS MARGIN %:
New vehicle retail sales	5.7	5.8
Used vehicle retail sales	7.4	7.5
Used vehicle wholesale sales	7.7	7.3
Total used	7.4	7.5
Parts and service	45.5	37.7
Finance, insurance and other, net	100.0	100.0
Total	11.9	11.1
GROSS PROFIT:
New vehicle retail sales	$4,505	$4,518	(0.3)	(2.7)
Used vehicle retail sales	1,690	1,510	11.9	9.2
Used vehicle wholesale sales	216	59	266.1	258.5
Total used	1,906	1,569	21.5	18.6
Parts and service	5,680	4,656	22.0	19.0
Finance, insurance and other, net	2,162	1,707	26.7	23.5
Total	$14,253	$12,450	14.5	11.7
UNITS SOLD:
Retail new vehicles sold	2,179	2,429	(10.3)
Retail used vehicles sold	1,034	1,011	2.3
Wholesale used vehicles sold	242	333	(27.3)
Total used	1,276	1,344	(5.1)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$36,348	$31,860	14.1	11.3
Used vehicle retail	$22,177	$19,993	10.9	8.2
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,067	$1,860	11.1	8.5
Used vehicle retail sales	1,634	1,494	9.4	6.8
Used vehicle wholesale sales	893	177	404.5	393.3
Total used	1,494	1,167	28.0	24.9
Finance, insurance and other, net (per retail unit)	$673	$496	35.7	32.2
OTHER:
SG&A expenses	$13,145	$12,896	1.9	(0.6)
Adjusted SG&A expenses (1)	$13,145	$12,622	4.1	1.6
SG&A as % revenues	11.0	11.5
Adjusted SG&A as % revenues (1)	11.0	11.2
SG&A as % gross profit	92.2	103.6
Adjusted SG&A as % gross profit (1)	92.2	101.4
Operating margin %	0.6	(0.6)
Adjusted operating margin % (1)	0.6	(0.4)
Pretax margin %	0.5	(0.8)
Adjusted pretax margin % (1)	0.5	(0.5)
INTEREST EXPENSE:
Floorplan interest expense	$(141)	$(73)	93.2	90.9
Floorplan assistance	—	—	—	—
Net floorplan expense	$(141)	$(73)	93.2	90.9
Other interest expense, net	$(26)	$(85)	(69.4)	(68.7)

	Nine Months Ended September 30,
	2017	2016	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$213,108	$215,728	(1.2)	(11.0)
Used vehicle retail sales	67,892	57,174	18.7	6.3
Used vehicle wholesale sales	8,373	2,349	256.4	220.7
Total used	76,265	59,523	28.1	14.8
Parts and service	36,136	34,543	4.6	(5.9)
Finance, insurance and other, net	6,283	4,784	31.3	18.3
Total	$331,792	$314,578	5.5	(5.1)
GROSS MARGIN %:
New vehicle retail sales	5.8	5.7
Used vehicle retail sales	7.2	5.7
Used vehicle wholesale sales	8.0	5.4
Total used	7.3	5.7
Parts and service	45.0	37.1
Finance, insurance and other, net	100.0	100.0
Total	12.2	10.6
GROSS PROFIT:
New vehicle retail sales	$12,289	$12,289	—	(10.0)
Used vehicle retail sales	4,864	3,272	48.7	36.8
Used vehicle wholesale sales	669	127	426.8	378.4
Total used	5,533	3,399	62.8	49.6
Parts and service	16,267	12,817	26.9	14.0
Finance, insurance and other, net	6,283	4,784	31.3	18.3
Total	$40,372	$33,289	21.3	9.3
UNITS SOLD:
Retail new vehicles sold	6,133	7,636	(19.7)
Retail used vehicles sold	3,048	3,465	(12.0)
Wholesale used vehicles sold	858	855	0.4
Total used	3,906	4,320	(9.6)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,748	$28,251	23.0	10.9
Used vehicle retail	$22,274	$16,500	35.0	20.8
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,004	$1,609	24.5	12.0
Used vehicle retail sales	1,596	944	69.1	55.5
Used vehicle wholesale sales	780	149	423.5	376.7
Total used	1,417	787	80.1	65.4
Finance, insurance and other, net (per retail unit)	$684	$431	58.7	43.1
OTHER:
SG&A expenses	$37,295	$34,808	7.1	(3.6)
Adjusted SG&A expenses (1)	$37,295	$34,162	9.2	(1.7)
SG&A as % revenues	11.2	11.1
Adjusted SG&A as % revenues (1)	11.2	10.9
SG&A as % gross profit	92.4	104.6
Adjusted SG&A as % gross profit (1)	92.4	102.6
Operating margin %	0.6	(0.9)
Adjusted operating margin % (1)	0.6	(0.5)
Pretax margin %	0.4	(1.0)
Adjusted pretax margin % (1)	0.4	(0.7)
INTEREST EXPENSE:
Floorplan interest expense	$(282)	$(172)	64.0	50.0
Floorplan assistance	—	—	—	—
Net floorplan expense	$(282)	$(172)	64.0	50.0
Other interest expense, net	$(231)	$(182)	26.9	8.7
(1) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2017	2016	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,710,241	$1,587,952	7.7	7.5
Used vehicle retail sales	743,038	702,620	5.8	5.7
Used vehicle wholesale sales	104,827	104,218	0.6	0.6
Total used	847,865	806,838	5.1	5.1
Parts and service	343,193	319,676	7.4	7.3
Finance, insurance and other, net	110,993	108,710	2.1	2.0
Total	$3,012,292	$2,823,176	6.7	6.6
GROSS MARGIN %:
New vehicle retail sales	5.2	5.1
Used vehicle retail sales	6.3	6.5
Used vehicle wholesale sales	(0.2)	(1.8)
Total used	5.5	5.5
Parts and service	54.0	54.2
Finance, insurance and other, net	100.0	100.0
Total	14.3	14.4
GROSS PROFIT:
New vehicle retail sales	$88,332	$80,435	9.8	9.6
Used vehicle retail sales	47,123	45,968	2.5	2.5
Used vehicle wholesale sales	(185)	(1,859)	90.0	89.3
Total used	46,938	44,109	6.4	6.3
Parts and service	185,157	173,414	6.8	6.7
Finance, insurance and other, net	110,993	108,710	2.1	2.0
Total	$431,420	$406,668	6.1	6.0
UNITS SOLD:
Retail new vehicles sold	48,321	45,597	6.0
Retail used vehicles sold	34,349	33,012	4.1
Wholesale used vehicles sold	14,967	15,027	(0.4)
Total used	49,316	48,039	2.7
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,393	$34,826	1.6	1.5
Used vehicle retail	$21,632	$21,284	1.6	1.6
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,828	$1,764	3.6	3.4
Used vehicle retail sales	1,372	1,392	(1.4)	(1.5)
Used vehicle wholesale sales	(12)	(124)	90.3	89.2
Total used	952	918	3.7	3.6
Finance, insurance and other, net (per retail unit)	$1,343	$1,383	(2.9)	(3.0)
OTHER:
Adjusted Finance, insurance and other revenue, net (1) (2)	$117,543	$108,710	8.1	8.1
Adjusted Total revenue (1)	$3,018,842	$2,823,176	6.9	6.8
Adjusted Total gross profit (1)	$437,970	$406,668	7.7	7.6
Adjusted Total gross margin (1)	14.5	14.4
Adjusted Finance, insurance and other, net (per retail unit) (1)	$1,422	$1,383	2.8	2.8
SG&A expenses	$328,327	$299,006	9.8	9.7
Adjusted SG&A expenses (1)	$318,660	$299,458	6.4	6.4
SG&A as % revenues	10.9	10.6
Adjusted SG&A as % revenues (1)	10.6	10.6
SG&A as % gross profit	76.1	73.5
Adjusted SG&A as % gross profit (1)	72.8	73.6
Operating margin %	2.6	3.0
Adjusted operating margin % (1)	3.5	3.3
Pretax margin %	1.6	2.0
Adjusted pretax margin % (1)	2.4	2.3
INTEREST EXPENSE:
Floorplan interest expense	$(13,491)	$(11,135)	21.2	21.2
Floorplan assistance	13,561	12,979	4.5	4.5
Net floorplan (expense) income	$70	$1,844	(96.2)	(96.1)
Other interest expense, net	$(17,874)	$(17,094)	4.6	4.6

	Nine Months Ended September 30,
	2017	2016	% Increase/(Decrease)	Constant Currency (1) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$4,496,222	$4,538,562	(0.9)	0.2
Used vehicle retail sales	2,089,914	2,106,569	(0.8)	0.6
Used vehicle wholesale sales	308,361	302,089	2.1	4.8
Total used	2,398,275	2,408,658	(0.4)	1.1
Parts and service	994,522	950,341	4.6	5.4
Finance, insurance and other, net	314,297	316,419	(0.7)	—
Total	$8,203,316	$8,213,980	(0.1)	1.0
GROSS MARGIN %:
New vehicle retail sales	5.2	5.1
Used vehicle retail sales	6.6	6.8
Used vehicle wholesale sales	(0.1)	(0.2)
Total used	5.7	5.9
Parts and service	53.9	54.0
Finance, insurance and other, net	100.0	100.0
Total	14.9	14.7
GROSS PROFIT:
New vehicle retail sales	$232,470	$233,310	(0.4)	0.8
Used vehicle retail sales	137,041	143,433	(4.5)	(3.5)
Used vehicle wholesale sales	(352)	(462)	23.8	(381.7)
Total used	136,689	142,971	(4.4)	(4.7)
Parts and service	536,378	513,188	4.5	5.4
Finance, insurance and other, net	314,297	316,419	(0.7)	—
Total	$1,219,834	$1,205,888	1.2	2.0
UNITS SOLD:
Retail new vehicles sold	127,487	130,022	(1.9)
Retail used vehicles sold	97,918	98,754	(0.8)
Wholesale used vehicles sold	43,571	43,077	1.1
Total used	141,489	141,831	(0.2)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,268	$34,906	1.0	2.1
Used vehicle retail	$21,344	$21,331	0.1	1.4
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,823	$1,794	1.6	2.8
Used vehicle retail sales	1,400	1,452	(3.6)	(2.7)
Used vehicle wholesale sales	(8)	(11)	27.3	(376.2)
Total used	966	1,008	(4.2)	(4.5)
Finance, insurance and other, net (per retail unit)	$1,394	$1,383	0.8	1.5

OTHER:
Adjusted Finance, insurance and other revenue, net (1) (2)	$320,847	$316,419	1.4	2.1
Adjusted Total revenue (1)	$8,209,866	$8,213,980	(0.1)	1.1
Adjusted Total gross profit (1)	$1,226,384	$1,205,888	1.7	2.4
Adjusted Total gross margin (1)	14.9	14.7
Adjusted Finance, insurance and other, net (per retail unit) (1)	$1,423	$1,383	2.9	3.6
SG&A expenses	$916,674	$891,692	2.8	3.7
Adjusted SG&A expenses (1)	$907,909	$886,439	2.4	3.4
SG&A as % revenues	11.2	10.9
Adjusted SG&A as % revenues (1)	11.1	10.8
SG&A as % gross profit	75.1	73.9
Adjusted SG&A as % gross profit (1)	74.0	73.5
Operating margin %	3.1	3.2
Adjusted operating margin % (1)	3.4	3.4
Pretax margin %	2.0	2.2
Adjusted pretax margin % (1)	2.3	2.4

INTEREST EXPENSE:
Floorplan interest expense	$(38,659)	$(33,737)	14.6	15.4
Floorplan assistance	35,745	36,818	(2.9)	(2.7)
Net floorplan (expense) income	$(2,914)	$3,081	(194.6)	(201.1)
Other interest expense, net	$(52,188)	$(50,729)	2.9	3.2
(1) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.
(2) Finance, insurance and other revenue represents fees earned for the financing of vehicle sales transactions and from the sale of insurance and vehicle service contracts. Such amounts are reported net of estimated amounts to be charged back in the future. As a result, finance, insurance and other revenue and gross profit are the same.

Group 1 Automotive, Inc.
Additional Information - Same Store U.S. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2017	2016	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,283,050	$1,238,239	3.6
Used vehicle retail sales	557,657	568,306	(1.9)
Used vehicle wholesale sales	62,552	74,020	(15.5)
Total used	620,209	642,326	(3.4)
Parts and service	281,735	269,072	4.7
Finance, insurance and other, net	95,195	96,685	(1.5)
Total	$2,280,189	$2,246,322	1.5
GROSS MARGIN %:
New vehicle retail sales	5.1	4.9
Used vehicle retail sales	6.7	6.8
Used vehicle wholesale sales	(0.2)	(2.0)
Total used	6.0	5.8
Parts and service	53.8	54.7
Finance, insurance and other, net	100.0	100.0
Total	15.3	15.3
GROSS PROFIT:
New vehicle retail sales	$65,712	$61,270	7.2
Used vehicle retail sales	37,638	38,909	(3.3)
Used vehicle wholesale sales	(138)	(1,477)	90.7
Total used	37,500	37,432	0.2
Parts and service	151,481	147,215	2.9
Finance, insurance and other, net	95,195	96,685	(1.5)
Total	$349,888	$342,602	2.1
UNITS SOLD:
Retail new vehicles sold	34,917	34,080	2.5
Retail used vehicles sold	26,093	26,800	(2.6)
Wholesale used vehicles sold	9,672	10,832	(10.7)
Total used	35,765	37,632	(5.0)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$36,746	$36,333	1.1
Used vehicle retail	$21,372	$21,205	0.8
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,882	$1,798	4.7
Used vehicle retail sales	1,442	1,452	(0.7)
Used vehicle wholesale sales	(14)	(136)	89.7
Total used	1,049	995	5.4
Finance, insurance and other, net (per retail unit)	$1,560	$1,588	(1.8)
OTHER:
Adjusted Finance, insurance and other revenue, net (2) (3)	$101,745	$96,685	5.2
Adjusted Total revenue (2)	$2,286,739	$2,246,322	1.8
Adjusted Total gross profit (2)	$356,438	$342,602	4.0
Adjusted Total gross margin (2)	15.6	15.3
Adjusted Finance, insurance and other, net (per retail unit) (2)	$1,668	$1,588	5.0
SG&A expenses	$258,862	$243,151	6.5
Adjusted SG&A expenses (2)	$249,195	$242,701	2.7
SG&A as % revenues	11.4	10.8
Adjusted SG&A as % revenues (2)	10.9	10.8
SG&A as % gross profit	74.0	71.0
Adjusted SG&A as % gross profit (2)	69.9	70.8
Operating margin %	3.0	3.5
Adjusted operating margin % (2)	4.2	4.0

	Nine Months Ended September 30,
	2017	2016	% Increase/(Decrease)
REVENUES:
New vehicle retail sales	$3,441,300	$3,505,583	(1.8)
Used vehicle retail sales	1,614,613	1,684,837	(4.2)
Used vehicle wholesale sales	199,320	202,003	(1.3)
Total used	1,813,933	1,886,840	(3.9)
Parts and service	835,188	796,455	4.9
Finance, insurance and other, net	274,464	279,919	(1.9)
Total	$6,364,885	$6,468,797	(1.6)
GROSS MARGIN %:
New vehicle retail sales	5.1	5.0
Used vehicle retail sales	7.0	7.2
Used vehicle wholesale sales	(0.1)	(0.1)
Total used	6.2	6.4
Parts and service	53.8	54.5
Finance, insurance and other, net	100.0	100.0
Total	15.9	15.6
GROSS PROFIT:
New vehicle retail sales	$173,908	$175,554	(0.9)
Used vehicle retail sales	112,216	121,040	(7.3)
Used vehicle wholesale sales	(232)	(213)	(8.9)
Total used	111,984	120,827	(7.3)
Parts and service	449,262	433,879	3.5
Finance, insurance and other, net	274,464	279,919	(1.9)
Total	$1,009,618	$1,010,179	(0.1)
UNITS SOLD:
Retail new vehicles sold	93,090	96,676	(3.7)
Retail used vehicles sold	76,156	79,587	(4.3)
Wholesale used vehicles sold	29,315	30,271	(3.2)
Total used	105,471	109,858	(4.0)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$36,967	$36,261	1.9
Used vehicle retail	$21,201	$21,170	0.1
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,868	$1,816	2.9
Used vehicle retail sales	1,474	1,521	(3.1)
Used vehicle wholesale sales	(8)	(7)	(14.3)
Total used	1,062	1,100	(3.5)
Finance, insurance and other, net (per retail unit)	$1,622	$1,588	2.1

OTHER:
Adjusted Finance, insurance and other revenue, net (2) (3)	$281,014	$279,919	0.4
Adjusted Total revenue (2)	$6,371,435	$6,468,797	(1.5)
Adjusted Total gross profit (2)	$1,016,168	$1,010,179	0.6
Adjusted Total gross margin (2)	15.9	15.6
Adjusted Finance, insurance and other, net (per retail unit) (2)	$1,660	$1,588	4.5
SG&A expenses	$737,548	$725,162	1.7
Adjusted SG&A expenses (2)	$729,071	$718,875	1.4
SG&A as % revenues	11.6	11.2
Adjusted SG&A as % revenues (2)	11.5	11.1
SG&A as % gross profit	73.1	71.8
Adjusted SG&A as % gross profit (2)	71.7	71.2
Operating margin %	3.6	3.7
Adjusted operating margin % (2)	4.0	4.0
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.
(3) Finance, insurance and other revenue represents fees earned for the financing of vehicle sales transactions and from the sale of insurance and vehicle service contracts. Such amounts are reported net of estimated amounts to be charged back in the future. As a result, finance, insurance and other revenue and gross profit are the same.

Group 1 Automotive, Inc.
Additional Information - Same Store U.K. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2017	2016	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$270,750	$254,246	6.5	6.2
Used vehicle retail sales	120,723	104,692	15.3	15.6
Used vehicle wholesale sales	30,565	27,891	9.6	9.8
Total used	151,288	132,583	14.1	14.4
Parts and service	37,360	35,360	5.7	6.0
Finance, insurance and other, net	9,487	8,634	9.9	9.8
Total	$468,885	$430,823	8.8	8.8
GROSS MARGIN %:
New vehicle retail sales	5.2	5.5
Used vehicle retail sales	4.9	4.8
Used vehicle wholesale sales	(1.1)	(1.5)
Total used	3.7	3.5
Parts and service	58.1	55.7
Finance, insurance and other, net	100.0	100.0
Total	10.9	10.9
GROSS PROFIT:
New vehicle retail sales	$14,065	$13,919	1.0	0.5
Used vehicle retail sales	5,970	5,034	18.6	19.0
Used vehicle wholesale sales	(332)	(409)	18.8	17.3
Total used	5,638	4,625	21.9	22.2
Parts and service	21,710	19,683	10.3	10.6
Finance, insurance and other, net	9,487	8,634	9.9	9.8
Total	$50,900	$46,861	8.6	8.6
UNITS SOLD:
Retail new vehicles sold	8,573	8,331	2.9
Retail used vehicles sold	5,094	4,643	9.7
Wholesale used vehicles sold	3,795	3,563	6.5
Total used	8,889	8,206	8.3
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$31,582	$30,518	3.5	3.2
Used vehicle retail	$23,699	$22,548	5.1	5.4
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,641	$1,671	(1.8)	(2.3)
Used vehicle retail sales	1,172	1,084	8.1	8.5
Used vehicle wholesale sales	(87)	(115)	24.3	22.3
Total used	634	564	12.4	12.8
Finance, insurance and other, net (per retail unit)	$694	$665	4.4	4.2
OTHER:
SG&A expenses	$41,538	$38,836	7.0	7.2
SG&A as % revenues	8.9	9.0
SG&A as % gross profit	81.6	82.9
Operating margin %	1.6	1.5

	Nine Months Ended September 30,
	2017	2016	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$719,059	$746,389	(3.7)	4.6
Used vehicle retail sales	336,591	326,141	3.2	12.4
Used vehicle wholesale sales	84,564	89,360	(5.4)	3.1
Total used	421,155	415,501	1.4	10.4
Parts and service	101,479	105,032	(3.4)	5.1
Finance, insurance and other, net	26,498	26,338	0.6	9.4
Total	$1,268,191	$1,293,260	(1.9)	6.6
GROSS MARGIN %:
New vehicle retail sales	5.6	5.7
Used vehicle retail sales	5.1	5.2
Used vehicle wholesale sales	(0.6)	0.1
Total used	3.9	4.1
Parts and service	57.6	55.1
Finance, insurance and other, net	100.0	100.0
Total	11.2	11.1
GROSS PROFIT:
New vehicle retail sales	$40,190	$42,704	(5.9)	2.2
Used vehicle retail sales	17,047	16,926	0.7	10.1
Used vehicle wholesale sales	(494)	92	(637.0)	(1,035.6)
Total used	16,553	17,018	(2.7)	4.4
Parts and service	58,473	57,903	1.0	9.7
Finance, insurance and other, net	26,498	26,338	0.6	9.4
Total	$141,714	$143,963	(1.6)	7.1
UNITS SOLD:
Retail new vehicles sold	23,853	22,956	3.9
Retail used vehicles sold	15,015	13,718	9.5
Wholesale used vehicles sold	11,039	10,803	2.2
Total used	26,054	24,521	6.3
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$30,145	$32,514	(7.3)	0.7
Used vehicle retail	$22,417	$23,775	(5.7)	2.7
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,685	$1,860	(9.4)	(1.6)
Used vehicle retail sales	1,135	1,234	(8.0)	0.6
Used vehicle wholesale sales	(45)	9	(600.0)	(1,015.6)
Total used	635	694	(8.5)	(1.7)
Finance, insurance and other, net (per retail unit)	$682	$718	(5.0)	3.2
OTHER:
SG&A expenses	$113,338	$112,159	1.1	9.8
Adjusted SG&A expenses (2)	$113,050	$111,598	1.3	10.1
SG&A as % revenues	8.9	8.7
Adjusted SG&A as % revenues (2)	8.9	8.6
SG&A as % gross profit	80.0	77.9
Adjusted SG&A as % gross profit (2)	79.8	77.5
Operating margin %	1.9	2.1
Adjusted operating margin % (2)	1.9	2.1
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store Brazil (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2017	2016	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$78,689	$72,086	9.2	6.5
Used vehicle retail sales	22,846	18,717	22.1	19.0
Used vehicle wholesale sales	2,818	811	247.5	239.0
Total used	25,664	19,528	31.4	28.1
Parts and service	12,445	11,138	11.7	9.0
Finance, insurance and other, net	2,157	1,595	35.2	31.9
Total	$118,955	$104,347	14.0	11.2
GROSS MARGIN %:
New vehicle retail sales	5.7	5.8
Used vehicle retail sales	7.4	7.7
Used vehicle wholesale sales	7.7	7.3
Total used	7.4	7.6
Parts and service	45.5	38.8
Finance, insurance and other, net	100.0	100.0
Total	11.9	11.1
GROSS PROFIT:
New vehicle retail sales	$4,464	$4,182	6.7	4.2
Used vehicle retail sales	1,689	1,433	17.9	14.9
Used vehicle wholesale sales	216	59	266.1	258.5
Total used	1,905	1,492	27.7	24.5
Parts and service	5,665	4,327	30.9	27.8
Finance, insurance and other, net	2,157	1,595	35.2	31.9
Total	$14,191	$11,596	22.4	19.4
UNITS SOLD:
Retail new vehicles sold	2,155	2,152	0.1
Retail used vehicles sold	1,028	922	11.5
Wholesale used vehicles sold	242	283	(14.5)
Total used	1,270	1,205	5.4
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$36,515	$33,497	9.0	6.3
Used vehicle retail	$22,224	$20,300	9.5	6.7
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,071	$1,943	6.6	4.0
Used vehicle retail sales	1,643	1,554	5.7	3.1
Used vehicle wholesale sales	893	208	329.3	319.2
Total used	1,500	1,238	21.2	18.2
Finance, insurance and other, net (per retail unit)	$678	$519	30.6	27.4
OTHER:
SG&A expenses	$12,746	$11,762	8.4	5.7
Adjusted SG&A expenses (2)	$12,746	$11,488	11.0	8.2
SG&A as % revenues	10.7	11.3
Adjusted SG&A as % revenues (2)	10.7	11.0
SG&A as % gross profit	89.8	101.4
Adjusted SG&A as % gross profit (2)	89.8	99.1
Operating margin %	0.9	(0.4)
Adjusted operating margin % (2)	0.9	(0.1)

	Nine Months Ended September 30,
	2017	2016	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$204,640	$200,165	2.2	(7.8)
Used vehicle retail sales	64,126	50,794	26.2	13.4
Used vehicle wholesale sales	8,247	1,871	340.8	301.7
Total used	72,373	52,665	37.4	23.6
Parts and service	34,294	29,006	18.2	6.9
Finance, insurance and other, net	5,913	4,178	41.5	28.1
Total	$317,220	$286,014	10.9	—
GROSS MARGIN %:
New vehicle retail sales	5.8	5.7
Used vehicle retail sales	7.3	5.9
Used vehicle wholesale sales	7.9	7.4
Total used	7.4	6.0
Parts and service	45.8	39.0
Finance, insurance and other, net	100.0	100.0
Total	12.2	10.5
GROSS PROFIT:
New vehicle retail sales	$11,858	$11,394	4.1	(6.2)
Used vehicle retail sales	4,708	3,018	56.0	43.8
Used vehicle wholesale sales	653	138	373.2	330.1
Total used	5,361	3,156	69.9	56.3
Parts and service	15,722	11,316	38.9	25.5
Finance, insurance and other, net	5,913	4,178	41.5	28.1
Total	$38,854	$30,044	29.3	17.0
UNITS SOLD:
Retail new vehicles sold	5,864	6,690	(12.3)
Retail used vehicles sold	2,925	2,901	0.8
Wholesale used vehicles sold	723	634	14.0
Total used	3,648	3,535	3.2
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,898	$29,920	16.6	5.2
Used vehicle retail	$21,923	$17,509	25.2	12.4
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,022	$1,703	18.7	7.0
Used vehicle retail sales	1,610	1,040	54.8	42.6
Used vehicle wholesale sales	903	218	314.2	277.1
Total used	1,470	893	64.6	51.5
Finance, insurance and other, net (per retail unit)	$673	$436	54.4	39.8
OTHER:
SG&A expenses	$34,693	$29,192	18.8	7.6
Adjusted SG&A expenses (2)	$34,693	$28,918	20.0	8.6
SG&A as % revenues	10.9	10.2
Adjusted SG&A as % revenues (2)	10.9	10.1
SG&A as % gross profit	89.3	97.2
Adjusted SG&A as % gross profit (2)	89.3	96.3
Operating margin %	1.0	—
Adjusted operating margin % (2)	1.0	0.1
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures" and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.

Group 1 Automotive, Inc.
Additional Information - Same Store Consolidated (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2017	2016	% Increase/(Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$1,632,489	$1,564,571	4.3	4.2
Used vehicle retail sales	701,226	691,715	1.4	1.3
Used vehicle wholesale sales	95,935	102,722	(6.6)	(6.6)
Total used	797,161	794,437	0.3	0.3
Parts and service	331,540	315,570	5.1	5.0
Finance, insurance and other, net	106,839	106,914	(0.1)	(0.1)
Total	$2,868,029	$2,781,492	3.1	3.0
GROSS MARGIN %:
New vehicle retail sales	5.2	5.1
Used vehicle retail sales	6.5	6.6
Used vehicle wholesale sales	(0.3)	(1.8)
Total used	5.7	5.5
Parts and service	53.9	54.3
Finance, insurance and other, net	100.0	100.0
Total	14.5	14.4
GROSS PROFIT:
New vehicle retail sales	$84,241	$79,371	6.1	5.9
Used vehicle retail sales	45,297	45,376	(0.2)	(0.2)
Used vehicle wholesale sales	(254)	(1,827)	86.1	85.5
Total used	45,043	43,549	3.4	3.4
Parts and service	178,856	171,225	4.5	4.4
Finance, insurance and other, net	106,839	106,914	(0.1)	(0.1)
Total	$414,979	$401,059	3.5	3.4
UNITS SOLD:
Retail new vehicles sold	45,645	44,563	2.4
Retail used vehicles sold	32,215	32,365	(0.5)
Wholesale used vehicles sold	13,709	14,678	(6.6)
Total used	45,924	47,043	(2.4)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,765	$35,109	1.9	1.7
Used vehicle retail	$21,767	$21,372	1.8	1.8
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,846	$1,781	3.6	3.4
Used vehicle retail sales	1,406	1,402	0.3	0.2
Used vehicle wholesale sales	(19)	(124)	84.7	84.5
Total used	981	926	5.9	5.9
Finance, insurance and other, net (per retail unit)	$1,372	$1,390	(1.3)	(1.3)

OTHER:
Adjusted Finance, insurance and other revenue, net(2) (3)	$113,389	$106,914	6.1	6.0
Adjusted Total revenue (2)	$2,874,579	$2,781,492	3.3	3.2
Adjusted Total gross profit (2)	$421,529	$401,059	5.1	5.0
Adjusted Total gross margin (2)	14.7	14.4
Adjusted Finance, insurance and other, net (per retail unit) (2)	$1,456	$1,390	4.7	4.7
SG&A expenses	$313,146	$293,749	6.6	6.5
Adjusted SG&A expenses (2)	$303,479	$293,025	3.6	3.5
SG&A as % revenues	10.9	10.6
Adjusted SG&A as % revenues (2)	10.6	10.5
SG&A as % gross profit	75.5	73.2
Adjusted SG&A as % gross profit (2)	72.0	73.1
Operating margin %	2.7	3.0
Adjusted operating margin % (2)	3.6	3.4

	Nine Months Ended September 30,
	2017	2016	% Increase/ (Decrease)	Constant Currency (2) % Increase/(Decrease)
REVENUES:
New vehicle retail sales	$4,364,999	$4,452,137	(2.0)	(1.0)
Used vehicle retail sales	2,015,330	2,061,772	(2.3)	(1.1)
Used vehicle wholesale sales	292,131	293,234	(0.4)	2.0
Total used	2,307,461	2,355,006	(2.0)	(0.7)
Parts and service	970,961	930,493	4.3	5.0
Finance, insurance and other, net	306,875	310,435	(1.1)	(0.6)
Total	$7,950,296	$8,048,071	(1.2)	(0.2)
GROSS MARGIN %:
New vehicle retail sales	5.2	5.2
Used vehicle retail sales	6.6	6.8
Used vehicle wholesale sales	—	—
Total used	5.8	6.0
Parts and service	53.9	54.1
Finance, insurance and other, net	100.0	100.0
Total	15.0	14.7
GROSS PROFIT:
New vehicle retail sales	$225,956	$229,652	(1.6)	(0.6)
Used vehicle retail sales	133,971	140,984	(5.0)	(4.1)
Used vehicle wholesale sales	(73)	17	(529.4)	(3,053.6)
Total used	133,898	141,001	(5.0)	(4.5)
Parts and service	523,457	503,098	4.0	4.8
Finance, insurance and other, net	306,875	310,435	(1.1)	(0.6)
Total	$1,190,186	$1,184,186	0.5	1.2
UNITS SOLD:
Retail new vehicles sold	122,807	126,322	(2.8)
Retail used vehicles sold	94,096	96,206	(2.2)
Wholesale used vehicles sold	41,077	41,708	(1.5)
Total used	135,173	137,914	(2.0)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,544	$35,244	0.8	1.8
Used vehicle retail	$21,418	$21,431	(0.1)	1.1
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,840	$1,818	1.2	2.2
Used vehicle retail sales	1,424	1,465	(2.8)	(2.0)
Used vehicle wholesale sales	(2)	—	—	(3,099.0)
Total used	991	1,022	(3.0)	(2.5)
Finance, insurance and other, net (per retail unit)	$1,415	$1,395	1.4	2.0

OTHER:
Adjusted Finance, insurance and other revenue, net (2) (3)	$313,425	$310,435	1.0	1.5
Adjusted Total revenue (2)	$7,956,846	$8,048,071	(1.1)	(0.1)
Adjusted Total gross profit (2)	$1,196,736	$1,184,186	1.1	1.8
Adjusted Total gross margin (2)	15.0	14.7
Adjusted Finance, insurance and other, net (per retail unit) (2)	$1,445	$1,395	3.6	4.2
SG&A expenses	$885,579	$866,513	2.2	3.0
Adjusted SG&A expenses (2)	$876,814	$859,391	2.0	2.8
SG&A as % revenues	11.1	10.8
Adjusted SG&A as % revenues (2)	11.0	10.7
SG&A as % gross profit	74.4	73.2
Adjusted SG&A as % gross profit (2)	73.3	72.6
Operating margin %	3.2	3.3
Adjusted operating margin % (2)	3.5	3.6
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) See the section of this release entitled "Non-GAAP Financial Measures " and the tables attached hereto for information regarding certain selected items that the Company believes impact comparability of financial results between reporting periods, as well as for information regarding non-GAAP financial measures and their reconciliation to the most directly comparable measures as reported in accordance with U.S. GAAP.
(3) Finance, insurance and other revenue represents fees earned for the financing of vehicle sales transactions and from the sale of insurance and vehicle service contracts. Such amounts are reported net of estimated amounts to be charged back in the future. As a result, finance, insurance and other revenue and gross profit are the same.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(Dollars in thousands)

	Three Months Ended September 30,
	2017	2016	% Increase/(Decrease)
FINANCE, INSURANCE AND OTHER REVENUE, NET RECONCILIATION:
As reported	$96,383	$98,295	(1.9)
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Finance, insurance and other revenue, net (1)	$102,933	$98,295	4.7
TOTAL REVENUES RECONCILIATION:
As reported	$2,301,959	$2,274,723	1.2
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Total Revenues (1)	$2,308,509	$2,274,723	1.5
TOTAL GROSS PROFIT RECONCILIATION:
As reported	$353,567	$346,726	2.0
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Total Gross Profit (1)	$360,117	$346,726	3.9
SG&A RECONCILIATION:
As reported	$261,787	$246,501	6.2
Pre-tax adjustments:
Catastrophic events	(8,149)	(450)
Gain (loss) on real estate and dealership transactions	(798)	1,176
Legal settlements	(720)	—
Adjusted SG&A (1)	$252,120	$247,227	2.0
TOTAL GROSS MARGIN %:
Unadjusted	15.4	15.2
Adjusted (1)	15.6	15.2
FINANCE, INSURANCE AND OTHER, NET (PER RETAIL UNIT):
Unadjusted	$1,566	$1,588	(1.4)
Adjusted (1)	$1,673	$1,588	5.4
SG&A AS % REVENUES:
Unadjusted	11.4	10.8
Adjusted (1)	11.0	10.9
SG&A AS % GROSS PROFIT:
Unadjusted	74.0	71.1
Adjusted (1)	70.0	71.3
OPERATING MARGIN %:
Unadjusted	3.0	3.4
Adjusted (1), (2)	4.1	3.9
PRETAX MARGIN %:
Unadjusted	1.8	2.3
Adjusted (1), (2)	2.9	2.8
SAME STORE FINANCE, INSURANCE AND OTHER REVENUE, NET RECONCILIATION:
As reported	$95,195	$96,685	(1.5)

Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Finance, insurance and other revenue, net (1)	$101,745	$96,685	5.2
SAME STORE TOTAL REVENUES RECONCILIATION:
As reported	$2,280,189	$2,246,322	1.5
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Total Revenues (1)	$2,286,739	$2,246,322	1.8
SAME STORE TOTAL GROSS PROFIT RECONCILIATION:
As reported	$349,888	$342,602	2.1
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Total Gross Profit (1)	$356,438	$342,602	4.0
SAME STORE SG&A RECONCILIATION:
As reported	$258,862	$243,151	6.5
Pre-tax adjustments:
Catastrophic events	(8,149)	(450)
Loss on real estate and dealership transactions	(798)	—
Legal settlements	(720)	—
Adjusted Same Store SG&A (1)	$249,195	$242,701	2.7
SAME STORE TOTAL GROSS MARGIN %:
Unadjusted	15.3	15.3
Adjusted (1)	15.6	15.3
SAME STORE FINANCE, INSURANCE AND OTHER, NET (PER RETAIL UNIT):
Unadjusted	$1,560	$1,588	(1.8)
Adjusted (1)	$1,668	$1,588	5.0
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.4	10.8
Adjusted (1)	10.9	10.8
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	74.0	71.0
Adjusted (1)	69.9	70.8
SAME STORE OPERATING MARGIN %
Unadjusted	3.0	3.5
Adjusted (1), (3)	4.2	4.0

	Nine Months Ended September 30,
	2017	2016	% Increase/(Decrease)
FINANCE, INSURANCE AND OTHER REVENUE, NET RECONCILIATION:
As reported	$276,754	$284,644	(2.8)
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Finance, insurance and other revenue, net (1)	$283,304	$284,644	(0.5)
TOTAL REVENUES RECONCILIATION:
As reported	$6,393,368	$6,563,739	(2.6)
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Total Revenues (1)	$6,399,918	$6,563,739	(2.5)
TOTAL GROSS PROFIT RECONCILIATION:
As reported	$1,014,636	$1,024,033	(0.9)
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Total Gross Profit (1)	$1,021,186	$1,024,033	(0.3)
SG&A RECONCILIATION:
As reported	$741,904	$737,730	0.6
Pre-tax adjustments:
Catastrophic events	(8,792)	(5,873)
Gain (loss) on real estate and dealership transactions	(798)	1,856
Acquisition costs	—	(30)
Legal settlements (4)	1,113	—
Adjusted SG&A (1)	$733,427	$733,683	—
TOTAL GROSS MARGIN %:
Unadjusted	15.9	15.6
Adjusted (1)	16.0	15.6
FINANCE, INSURANCE AND OTHER, NET (PER RETAIL UNIT):
Unadjusted	$1,628	$1,585	2.7
Adjusted (1)	$1,667	$1,585	5.2
SG&A AS % REVENUES:
Unadjusted	11.6	11.2
Adjusted (1)	11.5	11.2
SG&A AS % OF GROSS PROFIT:
Unadjusted	73.1	72.0
Adjusted (1)	71.8	71.6
OPERATING MARGIN %:
Unadjusted	3.6	3.7
Adjusted (1), (2)	3.9	3.9
PRETAX MARGIN %:
Unadjusted	2.2	2.5
Adjusted (1), (2)	2.6	2.8
SAME STORE FINANCE, INSURANCE AND OTHER REVENUE, NET RECONCILIATION:
As reported	$274,464	$279,919	(1.9)
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Finance, insurance and other revenue, net (1)	$281,014	$279,919	0.4

SAME STORE TOTAL REVENUES RECONCILIATION:
As reported	$6,364,885	$6,468,797	(1.6)
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Total Revenues (1)	$6,371,435	$6,468,797	(1.5)
SAME STORE TOTAL GROSS PROFIT RECONCILIATION:
As reported	$1,009,618	$1,010,179	(0.1)
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Total Gross Profit (1)	$1,016,168	$1,010,179	0.6
SAME STORE SG&A RECONCILIATION:
As reported	$737,548	$725,162	1.7
Pre-tax adjustments:
Catastrophic events	(8,792)	(5,873)
Loss on real estate and dealership transactions	(798)	(384)
Acquisition costs	—	(30)
Legal settlements (4)	1,113	—
Adjusted Same Store SG&A (1)	$729,071	$718,875	1.4
SAME STORE TOTAL GROSS MARGIN %:
Unadjusted	15.9	15.6
Adjusted (1)	15.9	15.6
SAME STORE FINANCE, INSURANCE AND OTHER, NET (PER RETAIL UNIT):
Unadjusted	$1,622	$1,588	2.1
Adjusted (1)	$1,660	$1,588	4.5
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.6	11.2
Adjusted (1)	11.5	11.1
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	73.1	71.8
Adjusted (1)	71.7	71.2
SAME STORE OPERATING MARGIN %
Unadjusted	3.6	3.7
Adjusted (1), (3)	4.0	4.0

(1)
See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.

(2)
Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $9,526 for the three and nine months ended September 30, 2017, respectively, and $10,855 and $12,389 for the three and nine months ended September 30, 2016, respectively.

(3)
Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $9,526 for the three and nine months ended September 30, 2017, respectively, and $10,793 and $12,327 for the three and nine months ended September 30, 2016, respectively.

(4)	For the nine months ended September 30, 2017, the Company recognized a net pre-tax gain related to a settlement with an OEM of $1.8 million.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(Dollars in thousands)

	Nine Months Ended September 30,
	2017	2016	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$137,475	$119,154	15.4
Pre-tax adjustments:
Acquisition costs	(288)	(561)
Adjusted SG&A (1)	$137,187	$118,593	15.7
SG&A AS % REVENUES:
Unadjusted	9.3	8.9
Adjusted (1)	9.3	8.9
SG&A AS % OF GROSS PROFIT:
Unadjusted	83.4	80.2
Adjusted (1)	83.2	79.8
OPERATING MARGIN %:
Unadjusted	1.5	1.8
Adjusted (1)	1.5	1.9
PRETAX MARGIN %:
Unadjusted	1.1	1.3
Adjusted (1)	1.1	1.3
SAME STORE SG&A RECONCILIATION:
As reported	$113,338	$112,159	1.1
Pre-tax adjustments:
Acquisition costs	(288)	(561)
Adjusted Same Store SG&A (1)	$113,050	$111,598	1.3
SAME STORE SG&A AS % REVENUES:
Unadjusted	8.9	8.7
Adjusted (1)	8.9	8.6
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	80.0	77.9
Adjusted (1)	79.8	77.5
SAME STORE OPERATING MARGIN %
Unadjusted	1.9	2.1
Adjusted (1)	1.9	2.1

(1)
See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(Dollars in thousands)

	Three Months Ended September 30,
	2017	2016	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$13,145	$12,896	1.9
Pre-tax adjustments:
Foreign transaction tax	—	(274)
Adjusted SG&A (1)	$13,145	$12,622	4.1
SG&A AS % REVENUES:
Unadjusted	11.0	11.5
Adjusted (1)	11.0	11.2
SG&A AS % GROSS PROFIT:
Unadjusted	92.2	103.6
Adjusted (1)	92.2	101.4
OPERATING MARGIN %
Unadjusted	0.6	(0.6)
Adjusted (1)	0.6	(0.4)
PRETAX MARGIN %:
Unadjusted	0.5	(0.8)
Adjusted (1)	0.5	(0.5)
SAME STORE SG&A RECONCILIATION:
As reported	$12,746	$11,762	8.4
Pre-tax adjustments:
Foreign transaction tax	—	(274)
Adjusted Same Store SG&A (1)	$12,746	$11,488	11.0
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.7	11.3
Adjusted (1)	10.7	11.0
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	89.8	101.4
Adjusted (1)	89.8	99.1
SAME STORE OPERATING MARGIN %
Unadjusted	0.9	(0.4)
Adjusted (1)	0.9	(0.1)

	Nine Months Ended September 30,
	2017	2016	% Increase/(Decrease)
SG&A RECONCILIATION:
As reported	$37,295	$34,808	7.1
Pre-tax adjustments:
Gain (loss) on real estate and dealership transactions	—	(372)
Foreign transaction tax	—	(274)
Adjusted SG&A (1)	$37,295	$34,162	9.2
SG&A AS % REVENUES:
Unadjusted	11.2	11.1
Adjusted (1)	11.2	10.9
SG&A AS % OF GROSS PROFIT:
Unadjusted	92.4	104.6
Adjusted (1)	92.4	102.6
OPERATING MARGIN %:
Unadjusted	0.6	(0.9)
Adjusted (1), (2)	0.6	(0.5)
PRETAX MARGIN %:
Unadjusted	0.4	(1.0)
Adjusted (1), (2)	0.4	(0.7)
SAME STORE SG&A RECONCILIATION:
As reported	$34,693	$29,192	18.8
Pre-tax adjustments:
Foreign transaction tax	—	(274)
Adjusted Same Store SG&A (1)	$34,693	$28,918	20.0
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.9	10.2
Adjusted (1)	10.9	10.1
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	89.3	97.2
Adjusted (1)	89.3	96.3
SAME STORE OPERATING MARGIN %
Unadjusted	1.0	—
Adjusted (1)	1.0	0.1

(1)
See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.

(2)	Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $423 for the nine months ended September 30, 2016.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in thousands, except per share amounts)
	Three Months Ended September 30,
	2017	2016	% Increase/(Decrease)
NET INCOME RECONCILIATION:
As reported	$29,881	$35,366	(15.5)
Adjustments:
Catastrophic events
Pre-tax	14,699	450
Tax impact	(5,677)	(169)
(Gain) loss on real estate and dealership transactions
Pre-tax	798	(1,114)
Tax impact	(301)	418
Legal settlements
Pre-tax	720	—
Tax impact	(270)	—
Foreign transaction tax
Pre-tax	—	274
Tax impact	—	—
Non-cash asset impairment
Pre-tax	9,526	10,793
Tax impact	(3,579)	(4,047)
Allowance for uncertain tax positions
Pre-tax	—	—
Tax impact	834	—
Adjusted net income (1)	$46,631	$41,971	11.1
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:
Adjusted net income (1)	$46,631	$41,971	11.1
Less: Adjusted earnings allocated to participating securities	1,603	1,695	(5.4)
Adjusted net income available to diluted common shares (1)	$45,028	$40,276	11.8
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$1.43	$1.65	(13.3)
After-tax adjustments:
Catastrophic events	0.44	0.01
(Gain) loss on real estate and dealership transactions	0.02	(0.03)
Legal settlements	0.02	—
Foreign transaction tax	—	0.01
Non-cash asset impairment	0.28	0.32
Allowance for uncertain tax positions	0.04	—
Adjusted diluted income per share (1)	$2.23	$1.96	13.8
FINANCE, INSURANCE AND OTHER REVENUE, NET RECONCILIATION:
As reported	$110,993	$108,710	2.1
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Finance, insurance and other revenue, net (1)	$117,543	$108,710	8.1

TOTAL REVENUES RECONCILIATION:
As reported	$3,012,292	$2,823,176	6.7
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Total Revenues (1)	$3,018,842	$2,823,176	6.9
TOTAL GROSS PROFIT RECONCILIATION:
As reported	$431,420	$406,668	6.1
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Total Gross Profit (1)	$437,970	$406,668	7.7
SG&A RECONCILIATION:
As reported	$328,327	$299,006	9.8
Pre-tax adjustments:
Catastrophic events	(8,149)	(450)
Gain (loss) on real estate and dealership transactions	(798)	1,176
Legal settlements	(720)	—
Foreign transaction tax	—	(274)
Adjusted SG&A (1)	$318,660	$299,458	6.4
TOTAL GROSS MARGIN %:
Unadjusted	14.3	14.4
Adjusted (1)	14.5	14.4
FINANCE, INSURANCE AND OTHER, NET (PER RETAIL UNIT):
Unadjusted	$1,343	$1,383	(2.9)
Adjusted (1)	$1,422	$1,383	2.8
SG&A AS % REVENUES:
Unadjusted	10.9	10.6
Adjusted (1)	10.6	10.6
SG&A AS % GROSS PROFIT:
Unadjusted	76.1	73.5
Adjusted (1)	72.8	73.6
OPERATING MARGIN %
Unadjusted	2.6	3.0
Adjusted (1), (2)	3.5	3.3
PRETAX MARGIN %:
Unadjusted	1.6	2.0
Adjusted (1), (2)	2.4	2.3

SAME STORE FINANCE, INSURANCE AND OTHER REVENUE, NET RECONCILIATION:
As reported	$106,839	$106,914	(0.1)
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Finance, insurance and other revenue, net (1)	$113,389	$106,914	6.1
SAME STORE TOTAL REVENUES RECONCILIATION:
As reported	$2,868,029	$2,781,492	3.1
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Total Revenues (1)	$2,874,579	$2,781,492	3.3
SAME STORE TOTAL GROSS PROFIT RECONCILIATION:
As reported	$414,979	$401,059	3.5
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Total Gross Profit (1)	$421,529	$401,059	5.1
SAME STORE SG&A RECONCILIATION:
As reported	$313,146	$293,749	6.6
Pre-tax adjustments:
Catastrophic events	(8,149)	(450)
Loss on real estate and dealership transactions	(798)	—
Legal settlements	(720)	—
Foreign transaction tax	—	(274)
Adjusted Same Store SG&A (1)	$303,479	$293,025	3.6
SAME STORE TOTAL GROSS MARGIN %:
Unadjusted	14.5	14.4
Adjusted (1)	14.7	14.4
SAME STORE FINANCE, INSURANCE AND OTHER, NET (PER RETAIL UNIT):
Unadjusted	$1,372	$1,390	(1.3)
Adjusted (1)	$1,456	$1,390	4.7
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.9	10.6
Adjusted (1)	10.6	10.5
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	75.5	73.2
Adjusted (1)	72.0	73.1
SAME STORE OPERATING MARGIN %
Unadjusted	2.7	3.0
Adjusted (1), (3)	3.6	3.4

	Nine Months Ended September 30,
	2017	2016	% Increase/ (Decrease)
NET INCOME RECONCILIATION:
As reported	$102,953	$116,237	(11.4)
Adjustments:
Catastrophic events
Pre-tax	15,341	5,873
Tax impact	(5,926)	(2,207)
(Gain) loss on real estate and dealership transactions	—	—
Pre-tax	798	(1,000)
Tax impact	(301)	672
Acquisition costs	—	—
Pre-tax	288	591
Tax impact	—	(11)
Legal settlements (4)	—	—
Pre-tax	(1,113)	—
Tax impact	426	—
Foreign transaction tax	—	—
Pre-tax	—	274
Tax impact	—	—
Non-cash asset impairment	—	—
Pre-tax	9,526	12,327
Tax impact	(3,579)	(4,634)
Allowance for uncertain tax positions	—	—
Pre-tax	—	—
Tax impact	834	—
Foreign deferred income tax benefit	—	—
Pre-tax	—	—
Tax impact	—	(1,686)
Adjusted net income (1)	$119,247	$126,436	(5.7)
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:
Adjusted net income (1)	$119,247	$126,436	(5.7)
Less: Adjusted earnings allocated to participating securities	4,248	5,061	(16.1)
Adjusted net income available to diluted common shares (1)	$114,999	$121,375	(5.3)
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$4.85	$5.22	(7.1)
After-tax adjustments:
Catastrophic events	0.44	0.16
(Gain) loss on real estate and dealership transactions	0.03	(0.01)
Acquisition costs including related tax impact	0.02	0.02
Legal settlements	(0.03)	—
Foreign transaction tax	—	0.01
Non-cash asset impairment	0.27	0.35
Allowance for uncertain tax positions	0.04	—
Foreign deferred income tax benefit	—	(0.07)
Adjusted diluted income per share (1)	$5.62	$5.68	(1.1)
FINANCE, INSURANCE AND OTHER REVENUE, NET RECONCILIATION:

As reported	$314,297	$316,419	(0.7)
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Finance, insurance and other revenue, net (1)	$320,487	$316,419	1.4
TOTAL REVENUES RECONCILIATION:
As reported	$8,203,316	$8,213,980	(0.1)
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Total Revenues (1)	$8,209,866	$8,213,980	(0.1)
TOTAL GROSS PROFIT RECONCILIATION:
As reported	$1,219,834	$1,205,888	1.2
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Total Gross Profit (1)	$1,226,384	$1,205,888	1.7
SG&A RECONCILIATION:
As reported	$916,674	$891,692	2.8
Pre-tax adjustments:
Catastrophic events	(8,792)	(5,873)
Gain (loss) on real estate and dealership transactions	(798)	1,485
Acquisition costs	(288)	(591)
Legal settlements	1,113	—
Foreign transaction tax	—	(274)
Adjusted SG&A (1)	$907,909	$886,439	2.4
TOTAL GROSS MARGIN %:
Unadjusted	14.9	14.7
Adjusted (1)	14.9	14.7
FINANCE, INSURANCE AND OTHER, NET (PER RETAIL UNIT):
Unadjusted	$1,394	$1,383	0.8
Adjusted (1)	$1,423	$1,383	2.9
SG&A AS % REVENUES:
Unadjusted	11.2	10.9
Adjusted (1)	11.1	10.8
SG&A AS % OF GROSS PROFIT:
Unadjusted	75.1	73.9
Adjusted (1)	74.0	73.5
OPERATING MARGIN %:
Unadjusted	3.1	3.2
Adjusted (1), (2)	3.4	3.4
PRETAX MARGIN %:
Unadjusted	2.0	2.2
Adjusted (1), (2)	2.3	2.4
SAME STORE FINANCE, INSURANCE AND OTHER REVENUE, NET RECONCILIATION:
As reported	$306,875	$310,435	(1.1)
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Finance, insurance and other revenue, net (1)	$313,425	$310,435	1.0
SAME STORE TOTAL REVENUES RECONCILIATION:
As reported	$7,950,296	$8,048,071	(1.2)

Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Total Revenues (1)	$7,956,846	$8,048,071	(1.1)
SAME STORE TOTAL GROSS PROFIT RECONCILIATION:
As reported	$1,190,186	$1,184,186	0.5
Pre-tax adjustments:
Catastrophic events	6,550	—
Adjusted Total Gross Profit (1)	$1,196,736	$1,184,186	1.1
SAME STORE SG&A RECONCILIATION:
As reported	$885,579	$866,513	2.2
Pre-tax adjustments:
Catastrophic events	(8,792)	(5,873)
Loss on real estate and dealership transactions	(798)	(384)
Acquisition costs	(288)	(591)
Legal settlements	1,113	—
Foreign transaction tax	—	(274)
Adjusted Same Store SG&A (1)	$876,814	$859,391	2.0
SAME STORE TOTAL GROSS MARGIN %:
Unadjusted	15.0	14.7
Adjusted (1)	15.0	14.7
SAME STORE FINANCE, INSURANCE AND OTHER, NET (PER RETAIL UNIT):
Unadjusted	$1,415	$1,395	1.4
Adjusted (1)	$1,445	$1,395	3.6
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.1	10.8
Adjusted (1)	11.0	10.7
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	74.4	73.2
Adjusted (1)	73.3	72.6
SAME STORE OPERATING MARGIN %
Unadjusted	3.2	3.3
Adjusted (1), (3)	3.5	3.6

(1)
See the section of this release entitled "Non-GAAP Financial Measures" for information regarding non-GAAP financial measures and certain selected items that the Company believes impact comparability of financial results between reporting periods.

(2)
Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $9,526 for the three and nine months ended September 30, 2017 and $10,855 and $12,812 for the three and nine months ended September 30, 2016, respectively.

(3)
Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $9,526 for the three and nine months ended September 30, 2017 and $10,794 and $12,327 for the three and nine months ended September 30, 2016, respectively.

(4)	For the nine months ended September 30, 2017, the Company recognized a net pre-tax gain related to a settlement with an OEM of $1.8 million.